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                                                                   EXHIBIT 1(a)


                               UTILICORP UNITED INC.

                             UTILICORP CAPITAL TRUST I


                         9 3/4% PREMIUM EQUITY PARTICIPATING
                           SECURITY UNITS--PEPS-SM- UNITS


                               UNDERWRITING AGREEMENT
                               ----------------------



                                                             September 23, 1999
MORGAN STANLEY & CO. INCORPORATED
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
PAINEWEBBER INCORPORATED
As Representatives of the
  several Underwriters
c/o MORGAN STANLEY & CO. INCORPORATED
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

          From time to time UtiliCorp Capital Trust I, a Delaware statutory business trust formed under the laws of the State of Delaware (the "Trust"), and UtiliCorp United Inc., a Delaware corporation (the "Company"), propose to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, whereby the Trust and the Company will issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) an aggregate of 9,000,000 __% Premium Equity Participating Security Units--PEPS-SM- Units (the "PEPS Units"), specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Firm Securities") and, if set forth in the applicable Pricing Agreement and solely for the purpose of covering over-allotments, an additional number of PEPS Units specified in Schedule II to such Pricing Agreement (the "Option Securities"). Each PEPS Units will initially consist of (a) a stock purchase contract (a "Purchase Contract") under which (i) the holder of a PEPS Units will purchase from the Company on November 16, 2002, for an amount in cash equal to the stated amount per Security of $25 (the "Stated Amount"), a number of shares of common stock, par value $1.00 per share, of the Company, (the "Common Stock"), as set forth in such Purchase


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Contract and (ii) the Company will pay contract fees as set forth in such
Purchase Contract (the "Contract Fees") to the holder of PEPS Units, and (b) a Trust Preferred Security (a "Trust Preferred Security") having a stated liquidation amount of $25. per Trust Preferred Security, representing an undivided beneficial ownership interest in the assets of the Trust and guaranteed by the Company as to the payment of cash distributions, out of moneys held by the Trust, and as to payments on liquidation or redemption and described in any Prospectus (as defined in Section 2(a) hereof). In accordance with the terms of a Purchase Contract Agreement (the "Purchase Contract Agreement") to be entered into between the Company and Bank One Trust Company, NA, as Purchase Contract Agent (the "Purchase Contract Agent"), the holders of the PEPS Units will pledge the Trust Preferred Securities to Chase Manhattan Trust Company, National Association, as Collateral Agent (the "Collateral Agent"), pursuant to a Pledge Agreement (the "Pledge Agreement") to be entered into between the Company and the Collateral Agent, to secure the holders' obligations to purchase Common Stock under the Purchase Contracts. In the event any Option Securities are purchased, the holders will pledge to the Collateral Agent the additional Trust Preferred Securities having an aggregate principal amount equal to the aggregate Stated Amount times the number of Option Securities to be purchased by the Underwriters upon the exercise of such option. The Firm Securities and the Option Securities, if any, which the Underwriters elect to purchase pursuant to Section 4 hereof will collectively be referred to herein as the "Designated Securities". The Common Stock will have attached thereto rights (the "Rights") issued pursuant to a Rights Agreement (the "Rights Agreement") dated as of December 31, 1996 between the Company and First Chicago Trust Company of New York, as Rights Agent. The Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement are herein collectively referred to as the "PEPS Agreements".

          The Company will own all of the beneficial ownership interests represented by the common securities (the "Common Securities" and, together with the Trust Preferred Securities, the "Trust Securities") of the Trust. Concurrently with the issuance of the Trust Preferred Securities and the Company's purchase of all of the Common Securities, the Trust will invest the proceeds of each thereof in the Company's Senior Deferrable Notes due November 16, 2004 (the "Senior Deferrable Notes") to be issued pursuant to an Indenture, dated as of November 1, 1990 as supplemented by a Twelfth Supplemental Indenture dated as of the Closing Date (the "Indenture"), between the Company and Bank One Trust Company, NA (formerly The First National Bank of Chicago), as trustee (the "Indenture Trustee"). The Company will guarantee (the "Guarantee") the Trust Securities to the extent set forth in a Guarantee Agreement (the "Guarantee Agreement") to be entered into between the Company and Bank One Trust Company, NA, as trustee (the "Guarantee Trustee"), for the benefit of the holders from time to time of the Trust Securities. The Trust Securities will be issued pursuant to the amended and restated declaration of trust of the Trust (the "Amended Declaration"), among the Company, as Sponsor, Dale J. Wolf, Ellen E. Fairchild and Kenneth C. Jones, as trustees (the "Regular Trustees"), Bank One Trust Company, NA, as property trustee (the "Property Trustee"), Bank One Delaware, Inc. as the Delaware Trustee (the "Delaware Trustee" and, together with the Property Trustee and the Regular Trustees, the "Trustees"), and the holders from time to time of the undivided beneficial ownership interests in the assets of the Trust. The Company together with the Trust shall be hereinafter referred to as the "Issuers".

          1. Particular sales of Designated Securities may be made from time to time to the


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Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Issuers to sell any of the PEPS Units or as an obligation of any of the Underwriters to purchase any of the PEPS Units. The obligation of the Issuers to issue and sell any of the PEPS Units and the obligation of any of the Underwriters to purchase any of the PEPS Units shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate number of Firm Securities, the aggregate numbers of Option Securities, if any, the initial public offering price of such Firm and Option Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the number of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Option Securities and payment therefor. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

          2. Each of the Issuers jointly and severally represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement or registration statements relating to the registration of certain securities of the Issuers including the PEPS Units, the Purchase Contracts, the Trust Preferred Securities, the Guarantee, the Senior Deferrable Notes (as hereafter defined) and the Common Stock has been filed with the Securities and Exchange Commission (the "Commission") on Form S-3; such registration statement or registration statements and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement or registration statements, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters have been declared effective by the Commission in such form and the Indenture, the Amended Declaration and the Guarantee Agreement were qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"); except for the Form 8-K filed with the Commission on September 23, 1999, no other document with respect to such registration statement or registration statements or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of such registration statement or registration statements has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or registration statements or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary


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     Prospectus"); the various parts of such registration statement or registration statements, including all exhibits thereto and the documents incorporated by reference in the prospectus contained therein at the time such part of the registration statement or registration statements became effective, each as amended at the time such part of registration statement or registration statements became effective, being hereinafter called the "Registration Statement"; the prospectus relating to the PEPS Units, the Purchase Contracts, the Trust Preferred Securities, the Senior Deferrable Notes, the Guarantee and the Common Stock, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus, as amended or supplemented, shall be deemed to refer to the Prospectus, as amended or supplemented, in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuers by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus, as amended or supplemented, relating to such Designated Securities;

          (c) The Registration Statement and the Prospectus conform, and any further


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     amendments of supplements to the Registration Statement or the
     Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuers by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus, as amended or supplemented, relating to such Designated Securities;

          (d) The Trust has no subsidiaries. Neither the Trust nor the Company (including all of its subsidiaries taken as a whole, each a "Subsidiary" and, collectively, the "Subsidiaries") has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Trust or the Company and its Subsidiaries taken as a whole, or sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock, or material increase in the short-term debt or long-term debt, of the Company or any of its Subsidiaries or any material adverse change, or any development involving, or which may reasonably be expected to involve, a prospective material adverse change in or affecting the condition (financial or other), results of operations, business, prospects, net worth or assets of the Company and its Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

          (e) This Agreement and any applicable Pricing Agreement have been duly authorized, executed and delivered by the Trust and the Company and conform in all material respects to the descriptions thereof in the Prospectus, as amended or supplemented, with respect to such Designated Securities;

          (g) The Designated Securities and the PEPS Agreements have been duly authorized and, at the Closing Date or, in the case of Purchase Contracts constituting part of the Option Securities, the Option Closing Date, will have been duly executed and delivered by the Company, and, as of the Closing Date or the Option Closing Date, as the case may be, assuming due authorization, execution and delivery by parties other than the Company thereunder, the PEPS Agreements will be valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency or similar laws relating to or affecting creditors' rights generally and general principles of equity. The Designated Securities and the PEPS Agreements conform in all material respects to the descriptions thereof contained in the Prospectus;


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          (h)  The shares of Common Stock to be issued and sold by the
     Company pursuant to the Purchase Contracts upon settlement thereof have been duly and validly authorized and reserved for issuance. Such Common Stock, when issued and delivered in accordance with the provisions of the PEPS Agreements, will be duly authorized, validly issued, fully paid and non-assessable, and the issuance of such Common Stock will not be subject to any preemptive or similar rights;

          (i) The shares of Common Stock outstanding prior to the issuance of the Designated Securities have been duly authorized and are validly issued, fully paid and non-assessable;

          (j) The authorized capital stock of the Company conforms as to legal matters as to the description thereof contained in the Prospectus;

          (k) The Rights Agreement has been duly authorized, executed and delivered by the Company;

          (l) The Remarketing Agreement (the "Remarketing Agreement") to be entered into by and among the Company, the Trust and Morgan, Stanley & Co. Incorporated, as Remarketing Agent, has been duly authorized by the Company and when validly executed and delivered by the Company will constitute a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights and remedies generally, as from time to time in effect, and by applicable principles of equity and considerations of public policy (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Remarketing Agreement will conform to the description thereof in the Prospectus;

          (m) Each of the Company and its Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary. All of the shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable. All of the outstanding shares of capital stock of each Subsidiary are owned directly or indirectly by the Company (except for United Networks Limited, of which the Company owns 79% of the outstanding shares of capital stock), free and clear of any claim, lien, encumbrance or security interest except as otherwise disclosed in writing to the Representatives;

          (n) The Indenture and the Senior Deferrable Notes to be issued thereunder, have been duly authorized and, at the Closing Date, will have been duly executed and delivered and will constitute, and the Senior Deferrable Notes, when duly executed and authenticated in accordance with the Indenture and issued and delivered under the circumstances provided in the Prospectus, as amended or supplemented, will constitute,


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     valid and legally binding obligations of the Company enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights and remedies generally, as from time to time in effect, and by applicable principles of equity and considerations of public policy (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Indenture and the Senior Deferrable Notes will conform to the description thereof in the Prospectus;

          (o) The Amended Declaration has been duly authorized by the Company, and when duly executed by the proper officers of the Company and the Regular Trustees (assuming due execution and delivery by the Property Trustee and the Delaware Trustee) and delivered by the Company, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general principles of equity (whether considered in a proceeding in equity or at law);

          (p) Each of the Guarantee and the Guarantee Agreement has been duly authorized and when validly executed and delivered by the Company will constitute a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally or any Pricing Agreement and general principles of equity (regardless of whether enforceability is sought in a proceeding in equity or at law); and the Guarantee will conform to the description thereof in the Prospectus;

          (q) Neither the Company nor any of its Subsidiaries is, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, nor will the execution, delivery and performance by the Company of its obligations under, this Agreement or any Pricing Agreement, the PEPS Agreements, the Amended Declaration, the Guarantee Agreement, the Indenture and the Remarketing Agreement and the consummation of the transactions (the "Transactions") contemplated in this Agreement or any Pricing Agreement, the PEPS Agreements, the Amended Declaration, the Guarantee Agreement, the Indenture and the Remarketing Agreement, nor will compliance by the Company with its obligations under this Agreement, the PEPS Agreements, the Amended Declaration and the Remarketing Agreement, the issuance and delivery of the PEPS Units, the Guarantee, the Senior Deferrable Notes and the Common Stock, result in a violation of, or constitute a default under, (1) the certificate of incorporation, by-laws or other governing documents of the Company or any of its Subsidiaries,
     (2) any agreement, indenture or other instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound, or to which any of their properties is subject, or (3) any law, rule, administrative regulation or decree of any court or any governmental agency or body having jurisdiction over the Company, its Subsidiaries or any of their properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any of its Subsidiaries which


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     would be material to the Company and its Subsidiaries taken as a whole.
     Except for permits and similar authorizations required under the Act, the Trust Indenture Act, the Federal Power Act, the laws of the States of Colorado and West Virginia and the securities or Blue Sky laws of certain jurisdictions, and except for such permits and authorizations as have been obtained, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required for the issuance of the PEPS Units, the Guarantee, the Senior Deferrable Notes or the Common Stock or the consummation of the Transactions;

          (r) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Trust Act") with the trust power and authority to own property and conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement as described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument and after the Trust executes the Amended Declaration, the Trust will not be a party to or bound by any agreement or instrument other than this Agreement, the Remarketing Agreement, the Amended Declaration and the other agreements entered into in connection with the transactions contemplated hereby; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement, the Remarketing Agreement and the Amended Declaration and described in the Prospectus; and the Trust is not a party to or subject to any action, suit or proceeding of any nature;

          (s) The Amended Declaration has been duly authorized by the Company, as Sponsor, and, when duly executed and delivered by the Company, as Sponsor, and the Regular Trustees (assuming due authorization, execution and delivery by the Property Trustee and the Delaware Trustee), will constitute a legal, valid and binding obligation of the Trust, enforceable against the Trust in accordance with its terms, except as the enforceability thereof may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general principles of equity (whether considered in a proceeding in equity or at law), and will conform to the description thereof contained in the Prospectus;

          (t) The Trust Securities, upon issuance and delivery and payment therefor in the manner described herein, will be duly authorized, validly issued, fully paid and, in the case of the Trust Preferred Securities, non-assessable and will conform to the descriptions contained in the Prospectus;

          (u) The Remarketing Agreement has been duly authorized by the Trust and will be, when delivered by the Trust, duly executed and delivered by the Trust;

          (v) The Trust is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, nor will the execution, delivery and performance by the Trust of its obligations under this Agreement or any Pricing Agreement; the Amended Declaration, the Remarketing Agreement and the Trust Securities by the Trust, the purchase of the Senior Deferrable Notes by the Trust from the Company, the distribution of the Senior Deferrable Notes upon the liquidation of the Trust in the circumstances

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     contemplated by the Amended Declaration, and the consummation by the
     Trust of the transactions contemplated herein and in the Amended Declaration and the Remarketing Agreement (the "Trust Transactions"), result in a violation of any statute or order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its assets. Except for permits and similar authorizations required under the Act, the qualification of the Amended Declaration under the Trust Indenture Act, the Exchange Act, the Federal Power Act, the laws of the States of Colorado and West Virginia and the securities or Blue Sky laws of certain jurisdictions, and except for such permits and authorizations as have been obtained, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required for the consummation of the Trust Transactions;

          (w) The Trust, the Company and its Subsidiaries have good and marketable title to all material real and personal property owned by them, in each case free and clear of all mortgages, liens, encumbrances and defects, except such as are described or referred to in the Prospectus, as amended or supplemented, or such as do not materially affect the values of such property and do not interfere with the use made or proposed to be made of such property by the Trust or the Company or such Subsidiaries; and any real property and buildings held under lease by the Trust and the Company and its Subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Trust and the Company or such Subsidiaries;

          (x) Except as described in the Prospectus, as amended or supplemented, there is no litigation or governmental proceeding to which the Trust or the Company or any of its Subsidiaries is a party or to which any property of the Trust, or the Company or any of its Subsidiaries is subject or which is pending or, to the knowledge of the Trust or the Company, contemplated against the Trust or the Company or any of its Subsidiaries which might result in any material adverse change in the condition (financial or other), results of operations, business, prospects, net worth or assets of the Trust and the Company and its Subsidiaries taken as a whole;

          (y) The Trust, the Company and its Subsidiaries are not in violation of any law, ordinance, governmental rule or regulation or court decree to which it is subject which violation would have a material adverse effect on the condition (financial or other), results of operations, business, prospects, net worth or assets of the Trust and the Company and its Subsidiaries taken as a whole;

          (z) The Issuers have not distributed and will not distribute prior to the Closing Date or the Option Closing Date (each as defined herein) any offering material in connection with the offering and sale of the Designated Securities other than the Registration Statement, the Prospectus, the Prospectus Supplement, or other materials, if any, permitted by the Act;

          (aa) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

          (bb) The accountants who have audited and reported upon the financial statements filed with the Commission as part of the Registration Statement and the Prospectus, as amended or supplemented, are independent accountants as required by the Act and the regulations thereunder. The consolidated financial statements and schedules (including the related notes) included or incorporated by reference in the Registration Statement or Prospectus, as amended or supplemented, fairly present the consolidated financial position, the results of operations and changes in financial condition of the entity or entities to which such statements relate at the respective dates and for the respective periods to which they apply. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied, except as set forth in the Registration Statement and Prospectus, as amended or supplemented. The other financial and statistical information and data set forth in the Registration Statement and the Prospectus, as amended or supplemented, are fairly presented and have been prepared on a basis consistent with such financial statements and the books and records of the entities purported to be shown thereby;

          (cc) Neither the Trust nor the Company is an "investment company" required to register under, or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, nor will be required to so register, nor will be such after giving effect to the transactions contemplated hereby; and

          (dd) The Company has reviewed its operations and that of its subsidiaries to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem (that is, any significant risk that computer hardware or software applications used by the Company and its subsidiaries will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000); as a result of such review, (i) the Company has no reason to believe, and does not believe, that (A) there are any issues related to the Company's preparedness to address the Year 2000 Problem that are of a character required to be described or referred to in the Registration Statement or Prospectus which have not been accurately described in the Registration Statement or Prospectus and (B) the Year 2000 Problem will have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole, or result in any material loss or interference with the business or operations of the Company and its subsidiaries, taken as a whole; and
     (ii) the Company reasonably believes, after due inquiry, that the suppliers, vendors, customers or other material third parties used or served by the Company and such subsidiaries are addressing or will address the Year 2000 Problem in a timely manner, except to the extent that a failure to address the Year 2000 Problem by any supplier, vendor, customer or material third party would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

          3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus, as amended or supplemented.

          4. Delivery to the Underwriters of and payment for the Firm Securities shall be made at the place and time and date specified in the applicable Pricing Agreement or at such other place and time and date as the Representatives and the Issuers may agree upon in writing (the "Closing Date").

          Delivery to the Underwriters of and payment for any Option Securities shall be made at the place specified in the applicable Pricing Agreement at such time and date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than three nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from the Representatives on behalf of the Underwriters to the Issuers of the determination of the Underwriters to purchase a number, specified in such notice, of Option Securities. Such notice may be given to the Issuers within 30 days after the date of the applicable Pricing Agreement.

          Except as set forth in the Pricing Agreement, one or more fully-registered global certificates for the Firm Securities and Option Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form registered in the name of the nominee of The Depository Trust Company, shall be delivered by or on behalf of the Issuers to The Depository Trust Company, which shall release such Firm Securities and Option Securities to the accounts of the Representatives for the account of such Underwriter, at Closing Date or the Option Closing Date, as the case may be, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Issuer in the funds specified in such Pricing Agreement.

          The Trust Preferred Securities underlying the PEPS Units will be pledged with the Collateral Agent to secure the holders' obligations to purchase Common Stock under the Purchase Contracts. Such pledge shall be effected by the transfer to the Securities Intermediary of the Trust Preferred Securities to be pledged to the Collateral Agent in accordance with the Pledge Agreement.

          5. Each of the Issuers jointly and severally agrees with each of the Underwriters of any Designated Securities:

          (a) To prepare the Prospectus, as amended and supplemented, in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus, as amended or supplemented, after the date of the Pricing Agreement relating to such Designated Securities and prior to the later of the Closing Date or the Option Closing Date, if any, for the Designated Securities which shall be disapproved by the Representatives for the Designated Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after the Closing Date, if any, and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to
     Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the PEPS Units, the Common Stock, the Preferred Securities and the Guarantee, of the suspension of the qualification of such Preferred Securities or the Guarantee for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such sto order or of any such order preventing or suspending the use of any prospectus relating to the PEPS Units, the Common Stock, the Preferred Securities and the Guarantee or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the PEPS Units, the Common Stock, the Preferred Securities and the Guarantee for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such PEPS Units, Common Stock, Preferred Securities, the Guarantee and the Senior Deferrable Notes provided that in connection therewith neither the Trust nor the Company shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish the Underwriters with copies of the Prospectus, as amended or supplemented, in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the PEPS Units, the Common Stock, the Preferred Securities and the Guarantee and if at such time any event shall have occurred as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          (d) In the case of the Company, to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158);

          (e) The Issuers hereby agree that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, they will not, during the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the date, after the later of the Closing Date or the Option Closing Date, if any, on which the distribution of the Designated Securities ceases as determined by Morgan Stanley & Co. Incorporated and (ii) the date which is 90 days after the later of the Closing Date or the Option Closing Date, if any, for the Designated Securities, (i) register, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Designated Securities, Purchase Contracts or shares of Common Stock or any securities convertible into or exercisable or exchangeable for Designated Securities, Purchase Contract or Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Designated Securities, Purchase Contracts or Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Designated Securities, Purchase Contracts or Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Designated Securities to be sold hereunder,
     (B) the issuance by the Company of shares of Common Stock pursuant to, or the grant of options under the Company's existing stock option, employee benefit, director benefit or dividend reinvestment plans or (C) the issuance of shares of Common Stock by the Company in connection with future acquisitions provided that the recipients of such shares agree to be bound by the transfer restrictions set forth herein;

          (f) To the extent necessary to comply with New York Stock Exchange rules and regulations or the rules and regulations of any other exchange on which the PEPS Units are listed, to furnish to the holders of PEPS Units as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries audited by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the first such fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its Subsidiaries for such quarter in reasonable detail;

          (g) To cause the Designated Securities and the Common Stock, to be issued and sold pursuant to the Purchase Contracts, to be approved for listing subject only to official notice of issuance on the New York Stock Exchange;

          (h) The Issuers will apply the net proceeds of the sale of the Designated Securities as set forth in the Prospectus, as amended or supplemented.

          6. The Issuers jointly and severally covenant and agree with the several Underwriters that the Issuers will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Trust's and the Company's counsel and accountants in connection with the registration of the PEPS Units, the Common Stock, the Preferred Securities, the Guarantee and the Senior Deferrable Notes under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the costs incident to the authorization, issuance, sale and delivery of the Senior Deferrable Notes, Trust Securities, Guarantees, Purchase Contracts, Common Stock to be issued and sold pursuant to the Purchase Contracts and PEPS Units and any taxes payable in connection therewith; (iii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Blue Sky and/or Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Designated Securities; (iv) all expenses in connection with the qualification of the PEPS Units, the Common Stock, the Preferred Securities, the Purchase Contracts, the Guarantee and the Senior Deferrable Notes for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and/or legal investment surveys; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Designated Securities; (vi) the cost of preparing certificates for the Designated Securities, including all taxes on the transfer and sale of the Designated Securities; (vii) the fees and expenses of any transfer agent and registrant for the Designated Securities; (viii) any fees charged by securities services for rating the Designated Securities; (ix) all costs and expenses incident to listing the Designated Securities on the New York Stock Exchange and the cost of registering the Designated Securities under Section 12 of the Exchange Act; (x) the cost of qualifying the Designated Securities with The Depository Trust Company; and (xi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Designated Securities by them, and any advertising expenses connected with any offers they may make.

          7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Issuers in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Closing Date or the Option Closing Date for the Designated Securities, true and correct, the condition that the Issuers shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus, as amended or supplemented, in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof or suspending the qualification of the Indenture, the Guarantee Agreement or the Amended Declaration shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b) Milbank, Tweed, Hadley & McCloy LLP, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Closing Date for such Designated Securities, with respect to the validity of the Designated Securities, the Registration Statement, the Prospectus, as amended or supplemented, and other related matters as the Representatives may reasonably request, such counsel being able to rely on the opinions, dated the Closing Date for the Designated Securities of Blackwell Sanders Pepper Martin LLP, of Richards, Layton & Finger, P.A. or of local counsel, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Blackwell Sanders Pepper Martin LLP, counsel for the Issuers, shall have furnished to the Representatives their written opinion, dated the Closing Date for the Designated Securities, in form and substance satisfactory to the Representatives and their counsel, to the effect that:

               (i) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, has duly obtained or has succeeded to and holds all material franchises and other governmental and corporate authority necessary to carry on the public utility business in which it is engaged and to own, lease and operate the properties in use in such business and the maintenance of such franchises and other authority is not subject to any burdensome restriction or condition of an unusual character (except as described in the Registration Statement);

               (ii) Each Subsidiary of the Company (other than the Company's foreign subsidiaries) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a materially adverse effect on the condition (financial or other), results of operations, business, prospects, net worth or assets of the Company and its Subsidiaries taken as a whole;

               (iii) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, (A) any shares of Common Stock issuable pursuant to the Purchase Contracts or (B) the Senior

          Deferrable Notes pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel;

               (iv) The Designated Securities and the PEPS Agreements have been duly authorized and, at the Closing Date or, in the case of Purchase Contracts constituting part of the Option Securities, the Option Closing Date, will have been duly executed and delivered by the Company, and, as of the Closing Date or the Option Closing Date, as the case may be, assuming due authorization, execution and delivery by parties other than the Company thereunder, the PEPS Agreements will be valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency or similar laws relating to or affecting creditors' rights generally and general principles of equity. The Designated Securities and the PEPS Agreements conform in all material respects to the descriptions thereof contained in the Prospectus;

               (v) The shares of Common Stock to be issued and sold by the Company pursuant to the Purchase Contracts upon settlement thereof have been duly and validly authorized and reserved for issuance. Such Common Stock, when issued and delivered in accordance with the provisions of the PEPS Agreements, will be duly authorized, validly issued, fully paid and non-assessable, and the issuance of such Common Stock will not be subject to any preemptive or similar rights;

               (vi) Each of the Guarantee Agreement and the Guarantee has been duly authorized and when validly executed and delivered by the Company will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Guarantee Agreement and the Guarantee conform to the description thereof in the Prospectus, as amended or supplemented;

               (vii) The Amended Declaration has been duly authorized by the Company, and when duly executed by the proper officers of the Company and the Regular Trustees (assuming due execution and delivery by the Property Trustee and the Delaware Trustee) and delivered by the Company, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Amended Declaration conforms to the description thereof in the Prospectus;

               (viii) The Indenture and the Senior Deferrable Notes to be issued thereunder, have been duly authorized by the Company; the Indenture has been duly qualified under the Trust Indenture Act, and, at the Closing Date will have been duly executed and delivered and will constitute, and the Senior Deferrable Notes, when duly executed and authenticated in accordance with the Indenture and issued and delivered under the circumstances provided in the Prospectus, as amended or supplemented, will constitute, valid and binding obligations of the Company enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Indenture and the Senior Deferrable Notes conform to the descriptions thereof in the Prospectus;

               (ix) The Purchase Contract Agreement, the Pledge Agreement and the Purchase Contracts constituting a part of the Designated Securities being delivered at the Closing Date or Option Closing Date, as the case may be, and the Designated Securities have been duly authorized, executed and delivered by the Company, and each is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principals of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); provided, however, that based on a review of applicable case law, upon the occurrence of a Termination Event, Section 365(e)(1) of the Bankruptcy Code (11 U.S.C. Sections 101-1330, as amended) should not substantively limit the provisions of Section 3.16 and
          5.8 of the Purchase Contract Agreement and Section 5.4 of the Pledge Agreement that require termination of the Purchase Contracts and release of the Collateral Agent's security interest in the Trust Preferred Securities or the Treasury Securities;

               (x) The Pledge Agreement creates in favor of the Collateral Agent for the benefit of the Company to secure the obligations of the holder under the Purchase Contracts, a valid and perfected security interest under the New York Uniform Commercial Code as in effect on the date hereof in the State of New York in the Pledged Trust Preferred Securities (as defined in the Pledge Agreement) and the Pledged Treasury Securities (as defined in the Pledge Agreement) from time to time credited to the Collateral Account;

               (xi) The Company has full corporate power and corporate authority to enter into and perform its obligations under this Agreement, the PEPS Units, the Common Stock and the Pricing Agreement with respect to the Designated Securities and to issue the Senior Deferrable Notes and the Guarantee;

               (xii) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by each of the Trust and the Company;

               (xiii) The orders of the Federal Energy Regulatory Commission, the State

          Corporation Commission and the Public Utilities Commission of the State of Colorado and the Public Service Commission of West Virginia authorizing the issuance and sale of the Designated Securities, the Senior Deferrable Note, the Guarantee and the Purchase Contracts are in effect at the Closing Date and no other approval, authorization, consent or order of any federal, state or local commission or governmental authority (other than under state securities or Blue Sky laws as to which such counsel is not called upon to express an opinion) is required for the issuance and sale of the Designated Securities, the Senior Deferrable Note, the Guarantee and the Purchase Contracts, the performance by the Trust or the Company of its other obligations under this Agreement or any applicable Pricing Agreement, the issuance and sale of the Senior Deferrable Note, the capital contribution by the Company to the Trust (the "Contribution"), the issuance and sale of the Designated Securities, the issuance and sale of the Senior Deferrable Note and the issuance and sale of the Guarantee, are in conformity with each such approval, authorization, consent and order;

               (xiv) After due inquiry, such counsel does not know of any legal or governmental proceeding pending or threatened to which the Issuer or the Company or its Subsidiaries is a party or to which any of the properties of the Issuer or the Company is subject that is required to be described in the Registration Statement or the Prospectus, as amended or supplemented, and is not so described or of any contract or other document that is required to be described in the Registration Statement or the Prospectus, as amended or supplemented, or to be filed as an exhibit to the Registration Statement that is not described or filed as required;

               (xv) The statements made in the Registration Statement and the Prospectus, as amended or supplemented, under the captions, "Prospectus Supplement Summary", "Description of the PEPS Units", "Description of the Purchase Contracts", "Certain Provisions of the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement", "Description of the Trust Preferred Securities", "Description of the Senior Deferrable Notes", "Description of the Guarantee", "Underwriting", "ERISA Considerations", "The Trust", "Description of Common Stock", "Description of Debt Securities", "Description of Subordinated Debentures", "Description of Trust Preferred Securities", "Description of the Guarantee", "Description of Stock Purchase Contracts And Stock Purchase Units", insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

               (xvi) The execution, delivery and performance by the Trust and the Company of this Agreement and the Pricing Agreement with respect to the Designated Securities, the performance and consummation by the Company of the Transactions, the execution, delivery and performance by the Company of the Guarantee Agreement, the Indenture, the PEPS Agreements and the Remarketing Agreement, and the issuance of the Guarantee, the Senior Deferrable Note, the

          Common Stock and the PEPS Units will not violate any provision of applicable law or the charter or the by-laws of the Company or any agreement or other instrument binding upon the Trust or the Company known to such counsel;

               (xvii) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus, as amended or supplemented;

               (xviii) The shares of Common Stock outstanding prior to the issuance of the Designated Securities have been duly authorized and are validly issued, fully paid and non-assessable;

               (ix) The unissued shares of Common Stock to be issued and sold by the Company pursuant to the Purchase Contracts have been duly and validly authorized and reserved for issuance and when issued and delivered in accordance with the provisions of the Purchase Contracts, will be duly and validly issued, fully paid and non-assessable.

               (xx) The issuance and sale of the PEPS Units do not contravene the Commodity Exchange Act or the regulations of the Commodity Futures Trading Commission.

               (xxi) The documents incorporated by reference in the Prospectus, as amended or supplemented (except the financial statements and related schedules and other financial information and data therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and they have no reason to believe that any of such documents (except for the financial statements and related schedules and other financial information and data therein, as to which such counsel need express no opinion), when they became effective or were so filed, as the case may be, contained in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

               (xxii) The Registration Statement has become effective under the Act, and the Indenture, the Amended Declaration and the Guarantee Agreement were qualified under the Trust Indenture Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending before or contemplated by the Commission and all filings required by Rule 424 under the Act have been made; the Registration Statement and the Prospectus, as amended or supplemented, and any further amendments and supplements thereto made by either the Trust or the Company prior to the Closing Date for the Designated Securities (except for the financial statements and related schedules and the other financial information and data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by either the Trust or the Company prior to the Closing Date for the Designated Securities (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus, as amended or supplemented, or any further amendment or supplement thereto made by either the Trust or the Company prior to the Closing Date for the Designated Securities (except for the financial statements and related schedules and the other financial information and data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they ere made, not misleading or that, as of the Closing Date for the Designated Securities, either the Registration Statement or the Prospectus, as amended or supplemented, or any further amendment or supplement thereto made by either the Trust or the Company prior to the Closing Date for the Designated Securities (except for the financial statements and related schedules and the other financial information and data therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus, as amended or supplemented, or required to be described in the Registration Statement or the Prospectus, as amended or supplemented, which are not filed or incorporated by reference or described as required; and

               (xxiii) Under current law and interpretations of current law issued by the Commission, neither the Trust nor the Company is an "investment company" required to register under, or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, nor will be required to so register, nor will be such after giving effect to the transactions contemplated hereby.

          In giving the foregoing opinions, such counsel may rely on (1) the opinion of Richards, Layton & Finger, with respect to all matters of Delaware law, (2) the opinions of local counsel, with respect to the opinion set forth in paragraph (i) above, (3) the opinions heretofore rendered by Gary J. Brouillette, Esq. and Messrs. Gage & Tucker with respect to the opinions set forth in paragraphs (iii), (v) and (xviii) above and (4) the opinions of local counsel and the opinion of Hogan & Hartson L.L.P., with respect to the opinion set forth in paragraph (xiii) above. Such counsel shall state that you and they are justified in relying on such opinions, policies and certificates.

          (d) Richards, Layton & Finger, P.A. shall have furnished to the Underwriters its written opinion, as special Delaware counsel to the Issuers, addressed to the Underwriters and dated such Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

               (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Trust Act. Under the Delaware Trust Act and the Amended Declaration, the Trust has the business trust power and authority to own property and to conduct its business as described in the Prospectus, as amended and supplemented, and to enter into and perform its obligations under this Agreement and the Trust Securities.

               (ii) The Common Securities have been duly authorized by the Amended Declaration and, when issued and delivered by the Trust to the Company against payment therefor in accordance with the terms of the Amended Declaration and as described in the Prospectus, will be validly issued and (subject to the terms in this paragraph) fully paid undivided beneficial interests in the assets of the Trust (such counsel may note that the holders of Common Securities will be subject to the withholding provisions of Section 10.4 of the Amended Declaration, will be required to make payment or provide indemnity or security as set forth in the Amended Declaration and will be liable for the debts and obligations of the Trust to the extent provided in Section 9.1(b) of the Amended Declaration); under the Delaware Trust Act and the Amended Declaration, the issuance of the Common Securities is not subject to preemptive rights.

               (iii) The Trust Preferred Securities have been duly authorized by the Amended Declaration and, when issued and delivered in accordance with the terms of the Amended Declaration against payment therefor as set forth herein, the Trust Preferred Securities will be validly issued and (subject to the terms in this paragraph) fully paid and non-assessable undivided beneficial interests in the assets of the Trust, the Holders of the Trust Preferred Securities will be entitled to the benefits of the Amended Declaration (subject to the limitations set forth in clause
          (v) below) and will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware (such counsel may note that the holders of Trust Preferred Securities will be subject to the withholding provisions of Section
          10.4 of the Amended Declaration and will be required to make payment or provide indemnity or security as set forth in the Amended Declaration); under the Delaware Trust Act and the Amended Declaration, the issuance of the Trust Preferred Securities is not subject to preemptive rights.

               (iv) Under the Delaware Trust Act and the Amended Declaration, all necessary trust action has been taken to duly authorize the execution, delivery and performance by the Trust of the Underwriting Agreement and the Remarketing Agreement.

               (v) Assuming the Amended Declaration has been duly authorized by the Company and has been duly executed and delivered by the Company and the Regular Trustees, and assuming due authorization, execution and delivery of the Amended Declaration by the Property Trustee and the Delaware Trustee, the Amended Declaration constitutes a valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and the Regular Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

               (vi) The issuance and sale by the Trust of the Trust Securities, the purchase by the Trust of the Senior Deferrable Notes, the execution, delivery and performance by the Trust of the Underwriting Agreement and the Pricing Agreement, the consummation by the Trust of the transactions contemplated by the Underwriting Agreement and compliance by the Trust with its obligations thereunder do not violate any of the provisions of the Certificate of Trust or the Amended Declaration or any applicable Delaware law or administrative regulation.

               (vii) Assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware Trustee as required by the Delaware Trust Act and the filing of documents with the Secretary of State of Delaware) or employees in the State of Delaware, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Delaware court or Delaware governmental authority or agency (other that as may be required under the securities or blue sky laws of the state of Delaware, as to which such counsel need express no opinion) is necessary or required to be obtained by the Trust solely in connection with the due authorization, execution and delivery by the Trust of the Underwriting Agreement or the offering, issuance, sale or delivery of the Trust Preferred Securities.

          (e) A written opinion of counsel shall have been furnished to the Underwriters by counsel to Bank One Trust Company, NA, as Property Trustee and Guarantee Trustee, addressed to the Underwriters and dated such Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

               (i) Each of the Property Trustee and the Guarantee Trustee is a national banking association with all necessary power and authority to execute and deliver and perform their respective obligations under the terms of the Amended

          Declaration and the Guarantee Agreement.

               (ii) The execution, delivery and performance by the Property Trustee of the Amended Declaration and the execution, delivery and performance by the Guarantee Trustee of the Guarantee Agreement have been duly authorized by all necessary corporate action on the part of the Property Trustee and the Guarantee Trustee, respectively. The Amended Declaration has been duly executed and delivered by the Property Trustee and the Guarantee Agreement has been duly executed and delivered by the Guarantee Trustee and each constitutes the valid and binding agreement of the Property Trustee and the Guarantee Trustee, respectively, enforceable against the Property Trustee and the Guarantee Trustee, respectively, in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

               (iii) The execution, delivery and performance of the Amended Declaration and the Guarantee Agreement by the Property Trustee and the Guarantee Trustee, respectively, do not conflict with or constitute a breach of the charter or by-laws of the Property Trustee and the Guarantee Trustee, respectively.

               (iv) No consent, approval or authorization of, or registration with or notice to, any federal banking authority is required for the execution, delivery or performance by the Property Trustee and the Guarantee Trustee of the Amended Declaration and the Guarantee Agreement, respectively.

          (f) A written opinion of counsel shall have been furnished to the Underwriters by counsel to Bank One Delaware, Inc., as Delaware Trustee, addressed to the Underwriters and dated such Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

               (i) The Delaware Trustee has been duly incorporated and is validly existing as a Delaware corporation in good standing under the laws of the State of Delaware with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of the Amended Declaration.

               (ii) The execution, delivery and performance by the Delaware Trustee of the Amended Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. The Amended Declaration has been duly executed and delivered by the Delaware Trustee and constitutes the valid and binding agreement of the Delaware Trustee enforceable against the Delaware Trustee in accordance with its terms, subject to bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

               (v) The execution, delivery and performance of the Amended Declaration by the Delaware Trustee do not conflict with or constitute a breach of the charter or by-laws of the Delaware Trustee.

               (vi) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of the Amended Declaration.

          (g) A written opinion of counsel shall have been furnished to the Underwriters by counsel to Bank One Trust Company, NA, as Purchase Contract Agent, addressed to the Underwriters and dated such Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

               (i) The Purchase Contract Agent is duly incorporated as a New York banking corporation with all necessary power and authority to execute, deliver and perform its obligations under the Purchase Contract Agreement and the Pledge Agreement.

               (ii) The execution, delivery and performance by the Purchase Contract Agent of the Purchase Contract Agreement and the Pledge Agreement, and the authentication and delivery of the PEPS Units and the Treasury PEPS Units have been duly authorized by all necessary corporate action on the part of the Purchase Contract Agent. The Purchase Contract Agreement and the Pledge Agreement have been duly executed and delivered by the Purchase Contract Agent, and constitute the valid and binding agreements of the Purchase Contract Agent, enforceable against the Purchase Contract Agent in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

               (iii) The execution, delivery and performance of the Purchase Contract Agreement and the Pledge Agreement by the Purchase Contract Agent does not conflict with or constitute a breach of the charter or by-laws of the Purchase Contract Agent.

               (iv) No consent, approval or authorization of, or registration with or notice to, any state or federal governmental authority or agency is required for the execution, delivery or performance by the Purchase Contract Agent of the Purchase Contract Agreement and the Pledge Agreement.

          (h) A written opinion of counsel shall have been furnished to the Underwriters by counsel to Chase Manhattan Trust Company, National Association, NA, as Collateral Agent and Securities Intermediary, addressed to the Underwriters and dated such Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

               (i) The Collateral Agent and Securities Intermediary are duly incorporated as a New York banking corporation with all necessary power and authority to execute, deliver and perform its obligations under the Pledge Agreement.

               (ii) The execution, delivery and performance by the Collateral Agent and Securities Intermediary of the Pledge Agreement have been duly authorized by all necessary corporate action on the part of the Collateral Agent and Securities Intermediary. The Pledge Agreement has been duly executed and delivered by the Collateral Agent and Securities Intermediary, and constitute the valid and binding agreements of the Collateral Agent and Securities Intermediary, enforceable against the Collateral Agent and Securities Intermediary in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

               (iii) The execution, delivery and performance of the Pledge Agreement by the Collateral Agent and Securities Intermediary does not conflict with or constitute a breach of the charter or by-laws of the Collateral Agent and Securities Intermediary.

               (iv) No consent, approval or authorization of, or registration with or notice to, any state or federal governmental authority or agency is required for the execution, delivery or performance by the Collateral Agent and Securities Intermediary of the Pledge Agreement.

          (i) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preference stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implication, its rating of any of the Company's debt securities or preference stock;

          (j) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the PEPS Units being delivered on such Closing Date on the terms and in the manner contemplated in the Prospectus.

          (k) Blackwell Sanders Peper Martin LLP, special tax counsel for the Issuers, shall have furnished to the Representatives at each Closing Date their written opinion to the effect that: (i) the Trust will be classified as a grantor trust for United States federal income tax purposes and not as an association taxable as a corporation; (ii) although the issues are not free from doubt, the Senior Deferrable Notes should be classified as indebtedness of the Company and deductions for interest on the Senior Deferrable Notes should not be disallowed under section 163(l) of the Internal Revenue Code and (iii) the statements set forth in the Prospectus under the caption "Certain United States Federal Income Tax Consequences" insofar as they purport to constitute summaries of matters of United States federal tax laws and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

          (l) On the date of the Pricing Agreement for such Designated Securities and at the Closing Date for the Designated Securities, Arthur Andersen LLP and any of the other independent accountants of the Company or the Subsidiaries who have certified the financial statements of the Company and/or the Subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the date of the Pricing Agreement, and a letter, dated such Closing Date, respectively, to the effect set forth in Annex II hereto, and as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives.

          (m) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Amended Declaration, the Guarantee Agreement, the Purchase Contract Agreement, the Pledge Agreement, the Remarketing Agreement, the Senior Deferrable Note, the Trust Securities, the Guarantee, the Purchase Contracts, the Common Stock to be issued and sold pursuant to the Purchase Contracts, the Registration Statement, any Prospectus, as amended or supplemented, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Issuers shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (n) (i) The Trust, the Company or any of the Subsidiaries shall not have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, as amended or supplemented, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, as amended or supplemented, and (ii) since the respective dates as of which information is given in the Prospectus, as amended or supplemented, there shall not have been any material change in the capital stock, or material increase in the short-term debt or long-term debt, of the

     Company or any of its Subsidiaries or any change, or any development involving, or which may reasonably be expected to involve, a prospective change in or affecting the condition (financial or other), results of operations, business, prospects, net worth or assets of the Company and its Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, as amended or supplemented, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus, as amended or supplemented.

          (o) The Federal Energy Regulatory Commission, the Public Utilities Commission of Colorado, the Public Service Commission of West Virginia and any other commission or governmental authority having jurisdiction over any of the Company's public utility businesses shall have issued all approvals, authorizations, consents and orders (the "Regulatory Actions") required thereby for the issuance and sale of the PEPS Units, the Guaranty, the Debenture, the Common Stock, the Purchase Contracts and the Trust Preferred Securities, the performance by the Trust and the Company of its other obligations under this Agreement and the Pricing Agreement relating to such Designated Securities, the issuance and sale by the Company of the Senior Deferrable Note, the Contribution, the Purchase Contracts and the Guarantee; each Regulatory Action shall be in effect; no proceedings to suspend the effectiveness of any Regulatory Actions shall be pending or threatened; no Regulatory Action shall contain any provision or condition that is unacceptable to the Underwriters; and the issuance and sale of the Designated Securities to the Underwriters hereunder, the issuance and sale of the Senior Deferrable Notes, the Contribution, the Guarantee and the Purchase Contracts shall be in conformity with each Regulatory Action.

          (p) The Company shall have furnished or caused to be furnished to the Representatives at the Closing Date for the Designated Securities a certificate or certificates of the Regular Trustees of the Trust and of the chief executive officer or the chief financial officer of the Company (or such other officer as is acceptable to you) satisfactory to the Representatives as to the accuracy of the representations and warranties of the Trust and the Company herein at and as of such Closing Date, as to the performance by the Trust and the Company of all of their obligations hereunder to be performed at or prior to such Closing Date, as to the matters set forth in subsections (a), (n) and (o) of this Section with respect to the Company and (a) and (n) of this Section with respect to the Trust and as to such other matters as the Representatives may reasonably request.

          (q) The PEPS Units shall have been approved for listing, subject only to official notice of issuance, on the New York Stock Exchange.

               The several obligations of the Underwriters to purchase Option Securities pursuant to a Pricing Agreement are subject to the satisfaction on and as of the Option Closing Date specified therein of the conditions set forth in this Section 7, except that, if the Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs (b)-(h) and (k) shall be dated the Option Closing Date and the opinions called for by paragraphs (b) and (c) shall be revised to reflect the sale of the Option Securities.

          8. (a) The Trust and the Company will jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, as amended or supplemented, and any other prospectus relating to the Designated Securities, the Senior Deferrable Notes, the Trust Preferred Securities and the Guarantee, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Trust nor the Company shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, as amended or supplemented, and any other prospectus relating to the Designated Securities, the Senior Deferrable Notes and the Guarantee, or any such amendment or supplement in reliance upon and in conformity with written information relating to the Underwriters furnished to the Trust and the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus, as amended or supplemented, relating to such Designated Securities.

          (b) Each Underwriter will indemnify and hold harmless the Trust and the Company against any losses, claims, damages or liabilities to which the Trust and the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, as amended or supplemented, and any other prospectus relating to the Designated Securities, the Senior Deferrable Notes and the Guarantee, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, the Senior Deferrable Notes and the Guarantee, or any such amendment or supplement in reliance upon and in conformity with written information relating to the Underwriters furnished to the Trust and the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Trust and the Company for any legal or other expenses reasonably incurred by the Trust and the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Trust and the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Trust and the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust and the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Designated Securities and not joint.

          (e) The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (f)  The obligations of the Trust and the Company under this
     Section 8 shall be in addition to any liability which the Trust and the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Trust and the Company and to each person, if any, who controls the Trust and the Company within the meaning of the Act.

          9. (a) If any Underwriter shall default in its obligation to purchase the Firm Securities or Option Securities which it has agreed to purchase under the Pricing Agreement relating to the Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties, to purchase such Firm Securities or Option Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Securities or Option Securities, then the Trust and the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Firm Securities or Option Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Trust and the Company that they have so arranged for the purchase of such Firm Securities or Option Securities, or the Trust or the Company notifies the Representatives that it has so arranged for the purchase of such Firm Securities or Option Securities, the Representatives or the Trust or the Company shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, for such Firm Securities or Option Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, as amended or supplemented, or in any other documents or arrangements, and the Trust and the Company agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to the Designated Securities.

          (b) If, after giving effect to any arrangements for the purchase of the Firm Securities or Option Securities of a defaulting Underwriter or Underwriters by the Representatives and the Trust and the Company as provided in subsection (a) above, the aggregate number of shares of such Firm Securities or Option Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of Firm Securities or the Option Securities, as such case may be, then the Trust and the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Securities or Option Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to the Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of shares of the Firm Securities or Option Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Securities or the Option Securities, as such case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Firm Securities or Option Securities of a defaulting Underwriter or Underwriters by the

     Representatives and the Trust and the Company as provided in subsection
     (a) above, the aggregate number of Firm Securities or Option Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Firm Securities or the Option Securities, as the case may be, as referred to in subsection (b) above, or if the Issuer and the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Securities or Option Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm or Option Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Trust or the Company, except for the expenses to be borne by the Trust, the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          10. This Agreement and any applicable Pricing Agreement shall be subject to termination in the absolute discretion of the Representatives, without liability on the part of any Underwriter of the Designated Securities relating to such Pricing Agreement by notice to the Issuer and the Company, if prior to the Closing Date for the Designated Securities or the Option Closing Date (if different from the Closing Date and then only as to the Option Securities), as the case may be, there shall have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York or Missouri declared by either Federal or New York State or Missouri State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this Clause (iii) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented.

          11. The respective indemnities, agreements, representations, warranties and other statements of the Trust and the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Trust, the Company, or any officer or director or controlling person of the Issuer or the Company, and shall survive delivery of and payment for the Designated Securities.

          12. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Trust and the Company shall not then be under any liability to any Underwriter with respect to the Firm Securities or Option Securities covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Trust (or the Guarantee is not concurrently issued by the Company) as provided herein, the Trust and the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Trust and the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and

Section 8 hereof.

          13. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

          All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Trust, shall be delivered to the address of the Trust set forth in the Registration Statement, and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Trust set forth in the Registration Statement; provided, however, that any notice to an Underwriter pursuant to
Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Trust or the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

          14. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Trust and the Company and, to the extent provided in Section 8 and Section 11 hereof the officers and directors of the Company and each person who controls the Trust or the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Designated Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          15. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

          16. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          17. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original but all such respective counterparts shall together constitute one and the same instrument.

          If the foregoing is in accordance with your understanding, please sign and return to us five (6) counterparts hereof.

                              Very truly yours,

                              UTILICORP CAPITAL TRUST I

                              By:  UTILICORP UNITED INC.,
                                   as Sponsor

                              By: /s/ Dale J. Wolf
                                  ------------------------------
                                  Name:  Dale J. Wolf
                                  Title: Regular Trustee

                              UTILICORP UNITED INC.

                              By: /s/ Dwayne L. Hart
                                  ------------------------------
                                  Name:  Dwayne L. Hart
                                  Title: Chief Financial Officer


Confirmed as of the date first above mentioned.


MORGAN STANLEY & CO. INCORPORATED
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
PAINEWEBBER INCORPORATED
As Representatives of the
  several Underwriters

By:  MORGAN STANLEY & CO. INCORPORATED


By: /s/ William H. Wright II
    ---------------------------
    Name:  William H. Wright II
    Title: Managing Director

                                                                        ANNEX I

                                 PRICING AGREEMENT
                                 -----------------
                                                                         [Date]

MORGAN STANLEY & CO. INCORPORATED
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
PAINEWEBBER INCORPORATED
As Representatives of the
  several Underwriters
c/o MORGAN STANLEY & CO. INCORPORATED
1585 Broad Street
New York, New York  10036

Ladies and Gentlemen:

          UtiliCorp Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), and UtiliCorp United Inc., a Delaware corporation (the "Company", and together with the Trust, the "Issuers"), propose, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated September __, 1999 (the "Underwriting Agreement"), between the Trust and the Company on the one hand and Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, PaineWebber Incorporated, as representatives of the several underwriters on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the PEPS Units (including the Guarantee) specified in Schedule II hereto (the "Firm Securities"). In addition, solely for the purpose of covering over-allotments, the Issuers propose to issue and sell to the Underwriters, subject to the terms and conditions stated herein and in the Underwriting Agreement, the PEPS Units (including the Guarantee) specified in Schedule II hereto (the "Option Securities"). The Firm Securities, the Option Securities and the Guarantee are hereinafter collectively called the "Designated Securities". Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus, as amended or supplemented, relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.
The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to
Section 13 of the Underwriting Agreement and the address of the Representatives referred to in such Section 13 are set forth at the end of
Schedule II hereto.

          An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

          Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Issuers agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Issuers, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Securities set forth opposite the names of such Underwriter in Schedule I hereto. Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Issuers also agrees to issue and sell to each of the Underwriters, and the Underwriters shall have the right to purchase from the Issuers, up to the number of Option Securities set forth in Schedule II hereto. The Option Securities may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Securities. If any Option Securities are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Issuers the number of Option Securities (subject to such adjustments as you may determine in order to avoid fractional shares) which bears the same proportion to the number of Option Securities to be sold by the Issuers as the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Securities increased as set forth in Section 9 of the Underwriting Agreement) bears to the total number of Firm Securities.

          The Company hereby guarantees the timely performance by the Trust of its obligations under this Pricing Agreement and the Underwriting Agreement. As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Trust Preferred Securities will be invested in Senior Deferrable Notes, the Company hereby agrees to pay at the Closing Date of the Designated Securities to the Representatives for the accounts of the several Underwriters an amount or amounts set forth in Schedule II hereto.

          If the foregoing is in accordance with your understanding, please sign and return to us five (6) counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, the Trust and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Trust and the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                             Very truly yours,

                                             UTILICORP CAPITAL TRUST I

                                             By:  UTILICORP UNITED INC.
                                                  as Sponsor


                                             By:______________________________
                                                Name:
                                                Title:


                                             UTILICORP UNITED INC.


                                             By:______________________________
                                                Name:
                                                Title:

Confirmed as of the date
first above mentioned on
behalf of themselves and
the other several Underwriters
named in Schedule I hereto.

MORGAN STANLEY & CO. INCORPORATED
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
PAINEWEBBER INCORPORATED
As Representatives of the
  several Underwriters

By:  MORGAN STANLEY & CO. INCORPORATED


By:___________________________________
   Name:
   Title:

                                     SCHEDULE I

                                                            Maximum Number
                                                              of Option
                                                           Securities to be
                                           Number of         Purchased if
                                        Firm Securities     Maximum Option
    Underwriter Purchased               to Be Purchased        Exercised
    ---------------------               ---------------     --------------
Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
PaineWebber Incorporated
     Total                               9,000,000           1,000,000


                                     SCHEDULE II

TITLE OF DESIGNATED SECURITIES:


REGISTRATION STATEMENT:
     Registration Statement No. 333-


NUMBER OF FIRM SECURITIES:

NUMBER OF OPTION SECURITIES:

GUARANTEE:

PRICE TO PUBLIC:

PURCHASE PRICE BY UNDERWRITERS:

COMMISSION PAYABLE TO UNDERWRITERS:

     $____ Per Designated Security

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:


DIVIDEND RATE:

     __% of the stated liquidation preference of $25 per Designated Security per annum

DIVIDEND PAYMENT DATES:

DIVIDEND RIGHTS:

VOTING RIGHTS:

LIQUIDATION RIGHTS:

REDEMPTION PROVISIONS:

STOCK EXCHANGE LISTING:

     New York Stock Exchange

CLOSING DATE:

CLOSING LOCATION:

NAMES AND ADDRESSES OF REPRESENTATIVES:

     Morgan Stanley & Co. Incorporated
     Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
     PaineWebber Incorporated


c/o  Morgan Stanley & Co. Incorporated
     1585 Broadway
     New York, New York  10036

[OTHER TERMS]:

                                                                       ANNEX II



          Pursuant to Section 7(f) of the Underwriting Agreement, each of the independent accountants shall furnish letters to the Underwriters to the effect that, severally:

          (i) They are independent certified public accountants with respect to the Company and/or its Subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the consolidated financial statements and supporting schedule(s) of the Company and/or the Subsidiaries audited and reported upon by such accountants and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the regulations thereunder with respect to registration statements on Form S-3 and the Exchange Act and the regulations thereunder;

          (iii) With respect to the entity and entities for which such accountants have certified the financial statements of the Company and/or the Subsidiaries included or incorporated by reference in the Registration Statement (hereinafter, with respect to each of such accountants severally referred to as an "Audited Entity"), they have performed specified procedures, not constituting an audit, including a reading of all of the available interim consolidated financial statements of the Audited Entity since the end of the most recent fiscal year with respect to which an audit report has been issued, inquiries of and discussions with certain officials of the Audited Entity and certain of its subsidiaries responsible for financial and accounting matters with respect to the unaudited consolidated financial statements incorporated by reference in the Registration Statement and Prospectus, as amended or supplemented, and all of the available interim unaudited consolidated financial statements of the Audited Entity since the end of the most recent fiscal year, and such other inquiries and procedures as may be specified in such letter, and on the basis of such inquiries and procedures nothing came to such accountants' attention that caused them to believe that: (A) the unaudited consolidated financial statements of the Audited Entity incorporated by reference in the Registration Statement and Prospectus, as amended or supplemented, do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the rules and regulations thereunder or were not fairly presented on a basis substantially consistent with that of the corresponding audited financial statements incorporated by reference therein, or (B) at a specified date not more than five days prior to the date of such letter, there was any change in the outstanding capital stock (in the case of a corporation) of the Audited Entity or consolidated long-term debt of the Audited Entity, or any increase in preferred stock of the Audited Entity, in each case as compared with the amounts shown on the most recent consolidated balance sheet of the Audited Entity incorporated by reference in the Registration Statement and Prospectus, as amended or supplemented, except in each such case as set forth in or contemplated by the Registration Statement and Prospectus, as amended or supplemented, or except for such exceptions enumerated in such letter as shall have been agreed to by the Underwriters, the Issuer and the Company; and

          (iv) In addition to the examination referred to in their report included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented, and the limited procedures referred to in clause (iii) above, such accountants have carried out certain other specified procedures, not constituting an audit, with respect to certain financial information which is included or incorporated by reference in the Registration Statement and Prospectus, as amended or supplemented, which are specified by the Underwriters or their counsel, and have found such financial information to be in agreement with the relevant accounting, financial and other records of the Audited Entity identified in such letter.

     All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus, as amended or supplemented (including the documents incorporated by reference therein), in relation to the applicable Designated Securities for purposes of the letter delivered at the Closing Date for such Designated Securities.